UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 16, 2003


                      HALLMARK FINANCIAL SERVICES, INC.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)



            Nevada                  0-16090                87-0447375
 ----------------------------     -----------          -------------------
 (State or other jurisdiction     (Commission             (IRS Employer
      of incorporation)           File Number)         Identification No.)



   777 Main Street, Suite 1000, Fort Worth, Texas             76102
   ----------------------------------------------          ----------
      (Address of principal executive offices)             (Zip Code)



   Registrant's telephone number, including area code:  (817) 348-1600


             14651 Dallas Parkway, Suite 900, Dallas, Texas 75254
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

 Item 5.   Other Events.

           On June 16, 2003, the Registrant issued the press release filed herewith as Exhibit 99.

 Item 7.   Financial Statements, Pro Forma Financial Information and
           Exhibits.

 (c)       Exhibits.

           99.  Press release dated June 16, 2003



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  June 17, 2003          By: /s/ Scott K. Billings
                               -------------------------
                               Scott K. Billings, Its Chief Financial Officer